Exhibit 10.2

AMENDMENT
TO THE
MARKEL CORPORATION
2016 EMPLOYEE STOCK PURCHASE AND BONUS PLAN

AMENDMENT, to the Markel Corporation 2016 Employee Stock Purchase and Bonus Plan (the “Plan”) by Markel Corporation (the “Company”).

WHEREAS, the Company has the power pursuant to ARTICLE XIII of the Plan to amend the Plan and now wishes to do so;

NOW, THEREFORE, the Plan is hereby amended as follows, effective as of May 16, 2019:

I.	A new paragraph is hereby added to the end of Section 1 of ARTICLE XI to read as follows:

“Notwithstanding anything in the Plan to the contrary, no employees shall be eligible after May 16, 2019 to borrow money from the Company for the purpose of purchasing shares of Common Stock under the Plan, and the Loan Program shall be frozen as to new Loans after May 16, 2019. Existing loans as of May 16, 2019 shall continue to be governed by the terms of the Plan.”

II.	In all respects not amended, the Plan is hereby ratified and confirmed.

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To record the adoption of the Amendment set forth above, the Company has caused this document to be signed on the 28th day of May, 2019.

Markel Corporation

/s/ Linda V. Schreiner
By: Linda V. Schreiner
Title: SVP, Strategic Management Corporate G&A